(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2002


MuniYield
Michigan Fund, Inc.


www.mlim.ml.com


MuniYield Michigan Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Michigan income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Michigan Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Michigan Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD MICHIGAN FUND, INC.


The Benefits
And Risks of
Leveraging


MuniYield Michigan Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Michigan Fund, Inc., April 30, 2002


DEAR SHAREHOLDER


For the six-month period ended April 30, 2002, the Common Stock of MuniYield Michigan Fund, Inc. earned $0.441 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 6.09%, based on a month-end per share net asset value of $14.58. Over the same period, the total investment return on the Fund's Common Stock was +0.66%, based on a change in per share net asset value from $14.97 to $14.58, and assuming reinvestment of $0.437 per share income dividends.

For the six-month period ended April 30, 2002, the Fund's Auction
Market Preferred Stock had an average yield of 1.48%.


The Municipal Market Environment
During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term
Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April
30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.


Portfolio Strategy
For the six-month period ended April 30, 2002, the economic environment remained very favorable for fixed-income investments, and we believe that the majority of recent interest rate declines has already occurred. The Federal Reserve Board's actions taken in 2001, combined with recent and potential additional Federal fiscal stimulus, should eventually restore US economic activity. Consequently, we maintained the neutral position we adopted last year. While this position prevented us from taking advantage of potential short-term trading opportunities, it allowed us to avoid widely fluctuating asset valuations associated with market volatility. However, the Fund's fully invested position allowed us to participate in recent market appreciation and enhanced shareholder income that otherwise might have been jeopardized by market-timing strategies. The Fund's fully invested position also proved beneficial as Michigan's new-issue volume declined in recent months. For the three months ended April 30, 2002, Michigan municipalities issued approximately $1.1 billion, a decline of nearly 30% compared to the same three-month period a year earlier. Recent Michigan underwriting has been in marked contrast to national supply trends, which were stable during the last three months. Finally, our fully invested position was advantageous, as short-term municipal bond interest rates have recently declined to approximately 1.25% - 1.50%. We are likely to maintain the Fund's present neutral position in the coming months as no significant economic recovery is expected until some time later in 2002. Should business activity improve throughout 2002, we will adopt a more defensive position, anticipating an increase in long-term interest rates.



MuniYield Michigan Fund, Inc., April 30, 2002


The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost into the 1% - 1.25% range. This decline, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. While modest increases in short-term interest rates are expected later this year, these increases are unlikely to result in significantly higher borrowing costs for the Fund. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



May 31, 2002


PROXY RESULTS

During the six-month period ended April 30, 2002, MuniYield Michigan
Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 8, 2002. The meeting was adjourned with respect to Proposal 2 until May 15, 2002. A description of Proposal 1 and number of shares voted are as follows:

                                                                            Shares Voted   Shares Withheld
                                                                                For          From Voting
1. To elect the Fund's Directors:    Terry K. Glenn                          7,478,771         252,960
                                     James H. Bodurtha                       7,477,840         253,891
                                     Joe Grills                              7,467,705         264,026
                                     Roberta Cooper Ramo                     7,471,963         259,768
                                     Robert S. Salomon, Jr.                  7,462,920         268,811
                                     Melvin R. Seiden                        7,458,576         273,155
                                     Stephen B. Swensrud                     7,467,419         264,312



During the six-month period ended April 30, 2002, MuniYield Michigan
Fund, Inc.'s Preferred Stock shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 8, 2002. The meeting was adjourned with respect to Proposal 2 until May 15, 2002. A description of Proposal 1 and number of shares voted are as follows:

                                                                            Shares Voted   Shares Withheld
                                                                                For          From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud            2,071              0



SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                  S&P       Moody's     Face
STATE             Ratings   Ratings    Amount  Issue                                                               Value
Michigan--137.3%  AAA       Aaa       $ 3,165  Anchor Bay, Michigan, School District, GO
                                               (School Building and Site), Series II, 5.75% due
                                               5/01/2010 (d)(f)                                                   $   3,536

                                               Battle Creek, Michigan, Tax Increment Finance Authority (f):
                  A-        NR*         1,320     7.10% due 5/01/2004                                                 1,462
                  A-        NR*         1,000     7.40% due 5/01/2004                                                 1,114

                  AAA       Aaa         1,150  Bullock Creek, Michigan, School District, GO, 5.50% due
                                               5/01/2026                                                              1,175

                  AAA       Aaa         3,545  Capital Region Airport Authority, Michigan, Airport Revenue
                                               Bonds, AMT, 6.60% due 7/01/2002 (c)(f)                                 3,644

                  AAA       Aaa         3,000  Clarkston, Michigan, Community Schools, GO, 5.8% due
                                               5/01/2005 (d)(f)                                                       3,279

                  AAA       Aaa         1,000  Detroit, Michigan, Sewer Disposal Revenue Bonds, Series A,
                                               5.75% due 1/01/2010 (d)(f)                                             1,123



Portfolio Abbreviations


To simplify the listings of MuniYield Michigan Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes



MuniYield Michigan Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                  S&P       Moody's     Face
STATE             Ratings   Ratings    Amount  Issue                                                               Value
Michigan                                       Detroit, Michigan, Water Supply System Revenue Bonds (d):
(concluded)       AAA       NR*       $ 1,000     DRIVERS, Series 200, 9.51% due 7/01/2028 (g)                    $   1,110
                  AAA       Aaa         1,600     Senior Lien, Series A, 5.75% due 1/01/2010 (f)                      1,793

                  AAA       Aaa         1,610  East Grand Rapids, Michigan, Public School District, GO,
                                               5.75% due 5/01/2010 (e)(f)                                             1,798

                  A1+       NR*           550  Eastern Michigan University Revenue Refunding Bonds, VRDN,
                                               1.70% due 6/01/2027 (a)(d)                                               550

                  AAA       Aaa         1,990  Eaton Rapids, Michigan, Public Schools, GO, 5.50% due
                                               5/01/2004 (c)(f)                                                       2,126

                                               Grand Blanc, Michigan, Community Schools, GO (d):
                  AAA       Aaa         1,000     5.625% due 5/01/2018                                                1,062
                  AAA       Aaa         1,100     5.625% due 5/01/2019                                                1,160

                  AAA       Aaa         2,000  Grand Ledge, Michigan, Public Schools District, GO, 6.45%
                                               due 5/01/2004 (c)(f)                                                   2,193

                  AAA       Aaa         4,500  Hartland, Michigan, Consolidated School District, GO, 6%
                                               due 5/01/2010 (d)(f)(j)                                                5,115

                  AAA       Aaa         1,275  Haslett, Michigan, Public School District, Building and
                                               Site, GO, 5.625% due 5/01/2018                                         1,354

                                               Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                               Facility Revenue Refunding and Improvement Bonds (Bronson
                                               Methodist Hospital), Series A (f):
                  A         A1          2,500     6.25% due 5/15/2005                                                 2,659
                  A         A1          1,750     6.375% due 5/15/2005                                                1,864

                  NR*       Aaa         7,550  Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                               Facility Revenue Refunding Bonds (Bronson Methodist Hospital),
                                               5.50% due 5/15/2028 (c)                                                7,601

                  AAA       Aaa         4,600  Kent, Michigan, Hospital Finance Authority, Health Care
                                               Revenue Bonds (Butterworth Health Systems), Series A,
                                               5.625% due 1/15/2006 (c)(f)                                            5,070

                  AAA       NR*         3,000  Kent, Michigan, Hospital Finance Authority Revenue Bonds
                                               (Spectrum Health), Series A, 5.50% due 1/15/2031 (c)                   3,018

                  BBB       NR*         1,000  Michigan Higher Education Facilities Authority, Limited
                                               Obligation Revenue Refunding Bonds (Hope College), Series A,
                                               5.90% due 4/01/2032                                                      998

                  NR*       VMIG1++       300  Michigan Higher Education Student Loan Authority, Student
                                               Loan Revenue Bonds, VRDN, AMT, Series XII-D, 1.75% due
                                               10/01/2015 (a)(b)                                                        300

                                               Michigan Municipal Bond Authority Revenue Bonds:
                  AAA       Aaa         1,000     (Clean Water Revolving Fund), 5.50% due 10/01/2021                  1,038
                  A         NR*         1,100     (Local Government Loan-Revenue Sharing), Series B,
                                                  5.80% due 11/01/2013                                                1,136

                  AAA       Aa1         2,500  Michigan Municipal Bond Authority, Revenue Refunding Bonds
                                               (Local Government-Qualified School), Series A, 6.50% due
                                               5/01/2016                                                              2,599

                                               Michigan State Building Authority Revenue Bonds:
                  AAA       Aaa         1,185     (Facilities Program), Series II, 4.67%** due 10/15/2009 (b)           859
                  AAA       Aaa         1,675     (Facilities Program), Series II, 4.77%** due 10/15/2010 (b)         1,149
                  AA+       Aaa         2,675     GO, RIB, Series 481, 9.01% due 4/15/2009 (c)(g)                     3,216

                  NR*       Aa1         2,500  Michigan State Building Authority, Revenue Refunding Bonds,
                                               RIB, Series 517X, 9.01% due 10/15/2010 (g)                             3,011

                                               Michigan State, COP:
                  AAA       Aaa         1,250     5.50% due 6/01/2027 (b)                                             1,271
                  AAA       NR*         5,380     RIB, Series 530, 9.49% due 9/01/2011 (c)(g)                         6,613

                  AAA       Aaa         2,180  Michigan State, COP, Refunding (New Center Development, Inc.),
                                               5.25% due 9/01/2009 (c)                                                2,357

                  AAA       Aaa         2,245  Michigan State, HDA, Rental Housing Revenue Bonds, AMT,
                                               Series A, 5.30% due 10/01/2037 (c)                                     2,128

                                               Michigan State, HDA, Revenue Refunding Bonds:
                  AA+       NR*           150     Series A, 6.80% due 12/01/2012                                        152
                  AA+       NR*         2,500     Series C, 6.50% due 6/01/2016 (h)                                   2,628

                                               Michigan State Hospital Finance Authority Revenue Bonds:
                  AAA       Aaa         2,000     (Mercy Health Services), Series R, 5.375% due 8/15/2026 (b)(i)      2,019
                  AAA       Aaa         1,000     (Mid-Michigan Obligation Group), 6.90% due 12/01/2002 (f)           1,050

                                               Michigan State Hospital Finance Authority, Revenue
                                               Refunding Bonds:
                  AAA       Aaa         3,760     (Ascension Health Credit), Series A, 6.25% due 11/15/2014 (c)       4,081
                  AAA       Aaa         5,000     (Ascension Health Credit), Series A, 6.125% due 11/15/2023 (c)      5,249
                  AA        Aa2         2,500     (Ascension Health Credit), Series A, 6.125% due 11/15/2026          2,616
                  AAA       Aaa         1,000     (Mercy Health Services), Series X, 6% due 8/15/2014 (c)             1,088
                  AAA       Aaa         1,000     (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (c)               1,086
                  AAA       Aaa         1,250     (Mid-Michigan Obligation Group), Series A, 5.375% due
                                                  6/01/2027 (e)                                                       1,248
                  AAA       Aaa         4,500     (Trinity Health), Series A, 6% due 12/01/2027 (b)                   4,748

                  AAA       Aaa         1,500  Michigan State House of Representatives COP, 5.25% due
                                               8/15/2008 (b)                                                          1,624

                                               Michigan State Strategic Fund, Limited Obligation
                                               Revenue Bonds:
                  A1+       NR*         1,000     (Detroit Symphony Orchestra Project), VRDN, Series B,
                                                  1.70% due 6/01/2031 (a)                                             1,000
                  BBB       Ba1         1,000     (WMX Technologies Inc. Project), AMT, 6% due 12/01/2013               993
                  BBB       Ba1         2,500     (Waste Management Inc. Project), AMT, 6.625% due 12/01/2012         2,553

                                               Michigan State Strategic Fund, Limited Obligation Revenue
                                               Refunding Bonds:
                  AAA       Aaa         4,500     (Detroit Edison Company), AMT, Series A, 5.55% due
                                                  9/01/2029 (c)                                                       4,549
                  AAA       Aaa         2,000     (Detroit Edison Company Fund--Pollution), Series AA,
                                                  6.95% due 5/01/2011 (d)                                             2,405
                  BBB+      Baa1        5,000     (Ford Motor Co. Project), Series A, 7.10% due 2/01/2006             5,525
                  NR*       Aaa         5,000     RIB, Series 382, 10.76% due 9/01/2025 (c)(g)                        5,931

                  BBB+      A3          2,500  Michigan State Strategic Fund, PCR, Refunding
                                               (General Motors Corp.), 6.20% due 9/01/2020                            2,562

                                               Michigan State Trunk Line Revenue Bonds, Series A (f):
                  AAA       Aa3         1,000     5.625% due 11/15/2004                                               1,096
                  AAA       Aa3         1,370     5.70% due 11/15/2004                                                1,504

                  AAA       Aaa         6,500  Monroe County, Michigan, Economic Development Corp., Limited
                                               Obligation Revenue Refunding Bonds (Detroit Edison Co. Project),
                                               Series AA, 6.95% due 9/01/2022 (d)                                     8,033

                  A1+       VMIG1++     1,000  Northern Michigan University Revenue Bonds, VRDN, 1.70%
                                               due 6/01/2031 (a)(d)                                                   1,000

                  AAA       Aaa         2,500  Oxford, Michigan, Area Community School District, GO, 5.40%
                                               due 5/01/2025 (d)                                                      2,528

                  A         NR*         1,000  Pontiac, Michigan, Tax Increment Finance Authority, Revenue
                                               Refunding Bonds (Tax Increment-Development Area Number 3),
                                               5.375% due 6/01/2017                                                     995

                  AAA       Aaa         1,900  Rochester, Michigan, Community School District, GO, Series II,
                                               5.50% due 5/01/2018 (c)                                                1,992

                  AAA       Aaa         1,400  Romulus, Michigan, Community Schools, GO, 5.75% due
                                               5/01/2009 (d)(f)                                                       1,564

                  NR*       Aaa         1,000  Saint Clair County, Michigan, Economic Revenue Refunding
                                               Bonds (Detroit Edison Company), RIB, Series 282, 10.76%
                                               due 8/01/2024 (b)(g)                                                   1,231

                  AAA       Aaa         2,500  Wayne Charter County, Michigan, Airport Revenue Bonds
                                               (Detroit Metropolitan Wayne County), AMT, Series A, 5.375%
                                               due 12/01/2015 (c)                                                     2,559

                  AAA       Aaa         2,230  Wayne County, Michigan, COP, 5.625% due 5/01/2011 (b)                  2,405


Puerto Rico--     A         Baa1        2,500  Puerto Rico Commonwealth, Highway and Transportation Authority,
7.4%                                           Transportation Revenue Bonds, Series D, 5.75% due 7/01/2041            2,635

                  AAA       Aaa         2,270  Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                               Receipts, Class R, Series 16 HH, 9.542% due 7/01/2013 (e)(g)           2,889



MuniYield Michigan Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                  S&P       Moody's     Face
                  Ratings   Ratings    Amount  Issue                                                               Value
Puerto Rico       A-        Baa3      $ 2,900  Puerto Rico Public Finance Corporation, Commonwealth
(concluded)                                    Appropriation Revenue Bonds, Series E, 5.75% due 8/01/2030         $   3,016


                  Total Investments (Cost--$157,836)--144.7%                                                        167,035
                  Variation Margin on Financial Futures Contracts***--0.0%                                             (19)
                  Other Assets Less Liabilities--3.0%                                                                 3,406
                  Preferred Stock, at Redemption Value--(47.7%)                                                    (55,000)
                                                                                                                  ---------
                  Net Assets Applicable to Common Stock--100.0%                                                   $ 115,422
                                                                                                                  =========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(h)FHA Insured.
(i)Escrowed to maturity.
(j)All or a portion of security held as collateral in connection with open financial futures contracts.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***Financial futures contracts sold as of April 30, 2002 were as follows:

Number of                     Expiration
Contracts     Issue              Date              Value

  170   US Treasury Notes     June 2002         $ 17,945,625
                                                ------------
Total Financial Futures Contracts Sold
(Total Contract Price--$17,990,781)             $ 17,945,625
                                                ============

++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


STATEMENT OF NET ASSETS


                As of April 30, 2002
Assets:         Investments, at value (identified cost--$157,836,474)                                          $167,035,298
                Receivables:
                   Interest                                                                  $  3,296,194
                   Securities sold                                                              2,465,000         5,761,194
                                                                                             ------------
                Prepaid expenses and other assets                                                                    40,885
                                                                                                               ------------
                Total assets                                                                                    172,837,377
                                                                                                               ------------

Liabilities:    Payables:
                   Securities purchased                                                         2,077,616
                   Dividends to shareholders                                                      120,200
                   Custodian bank                                                                 116,264
                   Investment adviser                                                              69,626
                   Variation margin                                                                18,594         2,402,300
                                                                                             ------------
                Accrued expenses                                                                                     13,005
                                                                                                               ------------
                Total liabilities                                                                                 2,415,305
                                                                                                               ------------

Preferred       Preferred Stock, par value $.05 per share (2,200 shares of AMPS*
Stock:          issued and outstanding at $25,000 per share liquidation preference)                              55,000,000
                                                                                                               ------------

Net Assets      Net assets applicable to Common Stock                                                          $115,422,072
Applicable To                                                                                                  ============
Common Stock:

Analysis of     Common Stock, par value $.10 per share (7,916,170 shares issued
Net Assets      and outstanding)                                                                               $    791,617
Applicable to   Paid-in capital in excess of par                                                                110,655,798
Common Stock:   Undistributed investment income--net                                                              1,175,331
                Accumulated realized capital losses on investments--net                                         (6,444,655)
                Unrealized appreciation on investments--net                                                       9,243,981
                                                                                                               ------------
                Total--Equivalent to $14.58 net asset value per share of Common Stock
                (market price--$12.99)                                                                         $115,422,072
                                                                                                               ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Six Months Ended April 30, 2002
Investment      Interest                                                                                       $  4,625,760
Income:

Expenses:       Investment advisory fees                                                     $    422,276
                Commission fees                                                                    67,776
                Professional fees                                                                  42,256
                Accounting services                                                                40,077
                Transfer agent fees                                                                18,981
                Printing and shareholder reports                                                   14,033
                Listing fees                                                                        9,814
                Directors' fees and expenses                                                        8,420
                Custodian fees                                                                      6,023
                Pricing fees                                                                        5,624
                Other                                                                              17,086
                                                                                             ------------
                Total expenses                                                                                      652,366
                                                                                                               ------------
                Investment income--net                                                                            3,973,394
                                                                                                               ------------

Realized &      Realized gain on investments--net                                                                    58,244
Unrealized      Change in unrealized appreciation on investments--net                                           (3,242,023)
Gain (Loss) on                                                                                                 ------------
Investments--   Total realized and unrealized loss on investments--net                                          (3,183,779)
Net:                                                                                                           ------------

Dividends to    Investment income--net                                                                            (404,976)
Preferred                                                                                                      ------------
Stock           Net Increase in Net Assets Resulting from Operations                                           $    384,639
Shareholders:                                                                                                  ============


See Notes to Financial Statements.


MuniYield Michigan Fund, Inc., April 30, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Six        For the
                                                                                              Months Ended      Year Ended
                                                                                                April 30,       October 31,
Increase (Decrease) in Net Assets:                                                                2002            2001++
Operations:     Investment income--net                                                       $  3,973,394      $  7,974,332
                Realized gain on investments--net                                                  58,244         1,668,490
                Change in unrealized appreciation/depreciation on investments--net            (3,242,023)         7,409,558
                Dividends to Preferred Stock shareholders                                       (404,976)       (1,754,676)
                                                                                             ------------      ------------
                Net increase in net assets resulting from operations                              384,639        15,297,704
                                                                                             ------------      ------------

Dividends to    Investment income--net                                                        (3,461,345)       (6,268,966)
Common Stock                                                                                 ------------      ------------
Shareholders:   Net decrease in net assets resulting from dividends to Common Stock
                shareholders                                                                  (3,461,345)       (6,268,966)
                                                                                             ------------      ------------

Capital Stock   Value of shares issued to Common Stock shareholders in reinvestment
Transactions:   of dividends                                                                           --            72,224
                                                                                             ------------      ------------

Net Assets      Total increase (decrease) in net assets applicable to Common Stock            (3,076,706)         9,100,962
Applicable To   Beginning of period                                                           118,498,778       109,397,816
Common Stock:                                                                                ------------      ------------
                End of period*                                                               $115,422,072      $118,498,778
                                                                                             ============      ============

                *Undistributed investment income--net                                        $  1,175,331      $  1,029,641
                                                                                             ============      ============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                             April 30,            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of period        $   14.97    $   13.83    $   13.34    $   15.85    $   15.58
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:+++   Investment income--net                            .51         1.00         1.04         1.02         1.12
                  Realized and unrealized gain (loss)
                  on investments--net                             (.41)         1.15          .51       (1.96)          .38
                  Dividends and distributions to
                  Preferred Stock shareholders:
                     Investment income--net                       (.05)        (.22)        (.29)        (.18)        (.21)
                     Realized gain on investments--net               --           --           --        (.01)        (.05)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.06)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .05         1.93         1.26       (1.19)         1.24
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions
                  to Common Stock shareholders:
                     Investment income--net                       (.44)        (.79)        (.77)        (.88)        (.89)
                     Realized gain on investments--net               --           --           --        (.05)        (.08)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.39)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions
                  to Common Stock shareholders                    (.44)        (.79)        (.77)       (1.32)        (.97)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $   14.58    $   14.97    $   13.83    $   13.34    $   15.85
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of period       $   12.99    $   13.85    $   11.75    $   12.25    $   16.00
                                                              =========    =========    =========    =========    =========

Total             Based on market price per share             (3.07%)++       25.13%        2.47%     (16.42%)       12.56%
Investment                                                    =========    =========    =========    =========    =========
Return:**         Based on net asset value per share             .66%++       14.91%       10.76%      (8.12%)        8.25%
                                                              =========    =========    =========    =========    =========

Ratios Based      Total expenses***                              1.14%*        1.15%        1.15%        1.12%        1.05%
on Average                                                    =========    =========    =========    =========    =========
Net Assets of     Total investment income--net***                6.94%*        6.96%        7.62%        6.96%        7.20%
Common Stock:                                                 =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Stock shareholders                              .71%*        1.53%        2.12%        1.20%        1.35%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Stock shareholders                             6.23%*        5.43%        5.50%        5.76%        5.85%
                                                              =========    =========    =========    =========    =========

Ratios Based      Total expenses                                  .77%*         .77%         .75%         .76%         .72%
on Average                                                    =========    =========    =========    =========    =========
Net Assets of     Total investment income--net                   4.70%*        4.70%        5.02%        4.73%        4.96%
Common &                                                      =========    =========    =========    =========    =========
Preferred
Stock:***

Ratios Based on   Dividends to Preferred Stock
Average Net       shareholders                                   1.48%*        3.19%        4.09%        2.55%        2.97%
Assets of                                                     =========    =========    =========    =========    =========
Preferred Stock:

Supplemental      Net assets, net of Preferred Stock,
Data:             end of period (in thousands)                $ 115,422    $ 118,508    $ 109,398    $ 105,574    $ 123,119
                                                              =========    =========    =========    =========    =========
                  Preferred Stock outstanding, end of
                  period (in thousands)                       $  55,000    $  55,000    $  55,000    $  55,000    $  55,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             12.98%       72.58%       75.11%       63.64%       40.41%
                                                              =========    =========    =========    =========    =========

Leverage:         Asset coverage per $1,000                   $   3,099    $   3,155    $   2,989    $   2,920    $   3,239
                                                              =========    =========    =========    =========    =========

Dividends Per     Investment income--net                      $     184    $     798    $   1,026    $     637    $     742
Share On                                                      =========    =========    =========    =========    =========
Preferred Stock
Outstanding:


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Aggregate total investment return.
+++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


MuniYield Michigan Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Michigan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $38,199 addition in cost of securites (which in return results in a corresponding $38,199 decrease in net unrealized appreciation and a corresponding $38,199 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to decrease net investment income by $10,180, increase net unrealized appreciation by $38,199 and increase net realized capital gains by $10,597. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the six months ended April 30, 2002, the Fund reimbursed FAM
$4,433 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were $23,286,735 and $21,423,882, respectively.

Net realized gains (losses) for the six months ended April 30, 2002 and net unrealized gains as of April 30, 2002 were as follows:


                                      Realized          Unrealized
                                   Gains (Losses)         Gains

Long-term investments               $    303,891       $  9,198,825
Financial futures contracts            (245,647)             45,156
                                    ------------       ------------
Total                               $     58,244       $  9,243,981
                                    ============       ============


As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $9,237,024, of which $9,381,611 related to appreciated securities and $144,587 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $157,798,274.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2002 remained constant and for the year ended October 31, 2001 increased by 4,844 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 2002 was 1.55%.

Shares issued and outstanding during the six months ended April 30, 2002 and for the year ended October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2002, Merrill Lynch, Pierce Fenner & Smith Incorporated, an affiliate of FAM, earned $43,234 as commissions.


5. Capital Loss Carryfoward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $4,200,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Reorganization Plan:
On January 14, 2002, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund will acquire all of the assets and will assume all of the liabilities of MuniHoldings Michigan Insured Fund II, Inc. in exchange for newly-issued shares of the Fund.


7. Subsequent Event:
On May 8, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074500 per share, payable on May 30, 2002 to shareholders of record as of May 20, 2002.



MuniYield Michigan Fund, Inc., April 30, 2002


QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2002 were as follows:

                                      Percent of
S&P Rating/Moody's Rating            Total Assets

AAA/Aaa                                  74.2%
AA/Aa                                     4.9
A/A                                      10.1
BBB/Baa                                   5.8
Other++                                   1.6


++Temporary investments in short-term municipal securities.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Joe Grills, Director
James H. Bodurtha, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary



Joseph L. May, Director and Vincent R. Giordano, Senior Vice
President of MuniYield Michigan Fund, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. May and Giordano well in their retirements.



Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286



NYSE Symbol
MYM